UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Laureate Education, Inc.

(Name of Registrant as Specified In Its Charter)

N/A

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Your Vote Counts!
LAUREATE EDUCATION, INC. 2025 Annual Meeting If voting in advance of the meeting, you must do so by May 21, 2025 11:59 PM EDT

LAUREATE EDUCATION, INC. PMB 1158, 1000 BRICKELL AVE., SUITE 715 MIAMI, FLORIDA 33131

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You invested in LAUREATE EDUCATION, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2025.

Get informed before you vote

View the Notice & Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

* Please check the meeting materials for any special requirements for meeting attendance. A list of the holders of record of Laureate’s Common Stock will be available at the 2025 Annual Meeting webcast at www.virtualshareholdermeeting.com/LAUR2025.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items					Board Recommends

1.	To elect ten (10) directors, each of whom shall hold office for a one year term until the 2026 Annual Meeting of Stockholders.

	Nominees:

	01)	Andrew B. Cohen	06)	Barbara Mair	For
	02)	William J. Davis	07)	George Muñoz
	03)	Pedro del Corro	08)	Dr. Judith Rodin
	04)	Aristides de Macedo	09)	Eilif Serck-Hanssen
	05)	Kenneth W. Freeman	10)	Ian K. Snow

2.	To approve, by advisory vote, the compensation of the named executive officers.				For

3.	To ratify the appointment of PricewaterhouseCoopers LLP as Laureate’s independent registered public accounting firm for the year ending December 31, 2025.				For

NOTE: At their discretion, the Proxies are authorized to transact such other business as may properly come before the 2025 Annual Meeting and any adjournments thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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